Exhibit 99.2 ASCO PC14586 INVESTOR EVENT June 7, 2022

Disclaimer Forward-Looking Statements This presentation contains forward looking statements. Such statements include, but are not limited to, statements regarding our research, preclinical and clinical development activities, plans and projected timelines for PC14586 and our pipeline programs, plans regarding regulatory filings, our expectations regarding the relative benefits of our product candidates versus competitive therapies, and our expectations regarding the therapeutic and commercial potential of our product candidates. The words “believe,” “may,” “should,” “will,” “estimate,” “promise,” “plan”, “continue,” “anticipate,” “intend,” “expect,” “potential” and similar expressions (including the negative thereof), are intended to identify forward-looking statements. Because such statements are subject to risks and uncertainties, actual results may differ materially from those expressed or implied by such forward-looking statements. Risks that contribute to the uncertain nature of the forward-looking statements include: our preclinical studies and clinical trials may not be successful; the U.S. Food and Drug Administration (FDA) may not agree with our interpretation of the data from clinical trials of our product candidates; we may decide, or the FDA may require us, to conduct additional clinical trials or to modify our ongoing clinical trials; we may experience delays in the commencement, enrollment, completion or analysis of clinical testing for our product candidates, or significant issues regarding the adequacy of our clinical trial designs or the execution of our clinical trials may arise, which could result in increased costs and delays, or limit our ability to obtain regulatory approval; the commencement, enrollment and completion of clinical trials and the reporting of data; the COVID-19 pandemic may disrupt our business and that of the third parties on which we depend, including delaying or otherwise disrupting our clinical trials and preclinical studies, manufacturing and supply chain, or impairing employee productivity; our product candidates may not receive regulatory approval or be successfully commercialized; unexpected adverse side effects or inadequate therapeutic efficacy of our product candidates could delay or prevent regulatory approval or commercialization; and we may not be able to obtain additional financing. Additional risks and uncertainties may emerge from time to time, and it is not possible for PMV Pharma’s management to predict all risk factors and uncertainties. All forward-looking statements contained in this presentation speak only as of the date on which they were made. Other risks and uncertainties affecting us are described more fully in our filings with the Securities and Exchange Commission. We undertake no obligation to update such statements to reflect events that occur or circumstances that exist after the date on which they were made. 2

Agenda Introduction David Mack, PhD, President & Chief Executive Officer 01 Ecaterina Dumbrava, MD ASCO 2022 & Assistant Professor, Department of Investigational Cancer Therapeutics, Division 02 Clinical Experience of Cancer Medicine, The University of Texas MD Anderson Cancer Center 03 Looking Ahead Leila Alland, MD, Chief Medical Officer Q&A Session 04 3

PMV founded on the expertise in p53 biology 2013 2020 2021 2022 PMV Pharma founded by IPO on Nasdaq PC14586 preclinical data at Initial anti PD-1 preclinical David Mack, Ph.D., Arnold AACR combination data at AACR First patient dosed in Levine, Ph.D. and Thomas PYNNACLE Phase 1/2 Study Initial PYNNACLE clinical Shenk, Ph.D. of PC14586 data at ASCO PC14586 granted Fast Track Designation 4

Novel Approach in Precision Oncology Harnessing the Power of p53 Mission Clinical Stage Discovery Stage Programs Programs Lead program PC14586 under WIP1 program targeting wild-type p53 PMV is pioneering the discovery and evaluation in the Phase 1/2 tumors in lead optimization development of small molecule, tumor- PYNNACLE trial across all solid tumors agnostic therapies targeting p53 with the p53 Y220C mutation Continued progress on hotspot p53 programs Our unique expertise and drug Compelling preclinical synergy discovery capabilities enable the observed with PC14586 and anti PD-1 identification and development of highly inhibitors support the planned clinical selective small molecules that evaluation of the combination reactivate and restore p53 function 5

First-in-Human Study of PC14586, a Small Molecule Structural Corrector of Y220C Mutant p53, in Patients With Advanced Solid Tumors Harboring a TP53 Y220C Mutation 1 2 3 4 5 6 7 Ecaterina E. Dumbrava, Melissa L. Johnson, Anthony W. Tolcher, Geoffrey I. Shapiro, John A. Thompson, Anthony B. El-Khoueiry, Andrae L. Vandross, 8 9 10 11 12 12 12 12 Shivaani Kummar, Aparna R. Parikh, Pamela N. Munster, Erika Daly, Laura DeLeon, Megan Khaddar, Kimberley LeDuke, Kimberly Robell, Lisa 12 12 12 12 13 Sheehan, Meagen St Louis, Amy Wiebesiek, Leila Alland, Alison M. Schram 1 2 3 4 The University of Texas MD Anderson Cancer Center, Houston, TX; Sarah Cannon Research Institute, Nashville, TN; NEXT Oncology, San Antonio, TX; Dana 5 6 7 Farber Cancer Institute, Boston, MA; Seattle Cancer Care Alliance, Seattle, WA; USC Norris Cancer Center, Los Angeles, CA; NEXT Oncology, Austin, TX; 8 9 10 OHSU Knight Cancer Institute, Portland, OR; Massachusetts General Hospital, Boston, MA; University of California, San Francisco, San Francisco, CA; 11 12 13 Cytel, Inc., Waltham, MA; PMV Pharmaceuticals, Inc., Cranbury, NJ; Memorial Sloan Kettering Cancer Center, New York, NY. 6

p53 Has a Pivotal Role in the Body's Defense Against Cancer

- *TP53* is a tumor suppressor gene[1–2]
- The p53 protein binds to DNA and has key roles in cell cycle arrest, DNA repair, and apoptosis[1–3]
  - Activated following cellular stress and DNA damage
  - Supports DNA repair before cellular replication
  - Induces apoptosis
- Protein levels are tightly controlled by MDM2[4]
- *TP53* mutation resulting in p53 inactivation is a key step in oncogenesis[3]



• DNA damage
• Hypoxia
• Viral infection
Ub
Ub
Ub
Ub
Ubiquitination
p53
p53
p53 target genes
MDM2
Degradation
• Apoptosis
• Cell cycle arrest
• Senescence

DNA, deoxyribonucleic acid; MDM2, mouse double minute 2 homolog.

1. Chillemi G, et al. *Cold Spring Harb Perspect Med*. 2017;7:a028308. 2. Kastenhuber ER, et al. *Cell*. 2017;170:1062–1078. 3. Levine AJ. *Nat Rev Cancer*. 2020;20:471–480. 4. Levine AJ. *J Mol Cell Biol*. 2019;11:524–530.

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TP53 Y220C Hotspot Mutation is Detected across Solid Tumor Types

- *TP53* mutations are the most common genomic events across all human cancers[1]
- Most *TP53* mutations occur in the central DNA-binding domain and ten of them are referred to as 'hot-spot' mutations, accounting for ~30% of the *TP53* mutations observed in human cancer[1–2]
- p53 Y220C is a key hot-spot *TP53* missense mutation that destabilizes p53[1,3]
- **p53 Y220C is present in ~1% of all solid tumors[4]**

Frequency of *TP53 Y220C* Across Common Solid Tumors

Foundation Medicine Tissue and Heme assay test results collected between 1/1/12 and 12/31/2020



Breast	1%
Lung	1%
Pancreatic	1.4%
Gastric/ Esophageal	1.1%
CRC	0.6%
Ovarian	2.9%
Prostate	0.5%

The prevalence of TP53 Y220C across different diseases was analyzed by using the FoundationInsights® web-based software platform to query a pan-solid tumor cohort of ~367,651 US-based, consented-for-research patients in the FoundationCore® Database[4] that received FMI's Commercial Tissue or Heme assays between 1/1/12 and 12/31/2020

CRC, colorectal cancer; DNA, deoxyribonucleic acid.

1. Baugh EH, et al. *Cell Death Differ*. 2018;25,154–160.
2. Roszkowska KA, et al. *Int J Mol Sci*. 2020;21:1334.
3. Bouaoun L, et al. *Hum Mutat*. 2016;37:865–876.
4. Westphalen CB, et al. *NPJ Precis Oncol*. 2021;20;5(1):69.

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PC14586 is a p53 Y220C-Selective First-in-Class p53 Reactivator

- Orally available small molecule designed to selectively bind to the crevice contained in the p53 Y220C mutant protein[1]
- Stabilizes the p53 Y220C mutant protein in the wild-type p53 conformation, thereby restoring transcription and tumor-suppressor function[1]

Stabilizes p53 Y220C mutant in the WT p53 conformation → p53 transcriptional activity restored → Tumor regression *in vivo*



PC14586
p53 Y220C



P21 or MDM2/GAPDH
0
20
40
60
0.01
0.1
1
10
PC14586 (μM)
p21
MDM2
NUGC-3 (Y220C)
NUGC-3_KO (KO)
SJSA-1 (WT)
HCT 116 (WT)
A-431 (R273H)
C-33 A (R273C)
TOV-112D (R175H)
NCI-H2029 (Y220D)
SU.86.86 (G245S)
SF-295 (R248Q)
EFE-184 (R282W)



Vehicle, QDx21
PC14586, 25 mg/kg, QDx21
PC14586, 50 mg/kg, QDx21
PC14586, 100 mg/kg, QDx21
Tumor volume (mm³)
0
500
1000
1500
2000
2500
0
5
10
15
20
25
Days

MDM2, mouse double minute 2 homolog; KO, knockout; WT, wild-type.
1. Dumble M, et al. *Cancer Res.* 2021;81(13_Suppl):Abstract LB006.

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A Seamless Phase 1/2 Clinical Trial (PYNNACLE trial)

Patients With Advanced Solid Tumors Harboring p53 Y220C Mutation


Phase 1
currently enrolling
Phase 2
planned
Patients
• ≥12 years of age
• Locally advanced or metastatic solid tumors harboring p53 Y220C mutation
1500 mg BID n=10
2500 mg QD n=4
2000 mg QD n=7
1150 mg QD n=5
600 mg QD n=4
300 mg QD n=3
150 mg QD n=3
1500 mg QD n=5
RP2D
mTPI design; intrapatient dose escalation and backfill enrollment permitted
Enrollment
41 patients as of May 10, 2022
100 patients (estimated)

	Phase 1	Phase 2
Primary objective	• Determine MTD, select RP2D, and evaluate safety and tolerability	• ORR based on BICR
Secondary objectives	• PK • Preliminary efficacy	• ORR based on investigator assessment, TTR, DoR, DCR, PFS, OS, safety, quality of life
Exploratory objectives	• Biomarkers (ctDNA, CTC)	• Biomarkers

BICR, blinded independent central review; BID, twice daily; CTC, circulating tumor cells; ctDNA, circulating tumor DNA; DCR, disease control rate; DoR, duration of response; MTD, maximum tolerated dose; mTPI, modified toxicity probability interval design; ORR, objective response rate by RECIST (Response Evaluation Criteria in Solid Tumors) 1.1; OS, overall survival; PFS, progression-free survival; PK, pharmacokinetics; QD, once daily; RP2D, recommended Phase 2 dose; TTR, time-to-response.

NCT study identifier: NCT04585750.

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BICR, blinded independent central review; BID, twice daily; CTC, circulating tumor cells; ctDNA, circulating tumor DNA; DCR, disease control rate; DoR, duration of response; MTD, maximum tolerated dose; mTPI, modified toxicity probability interval design; ORR, objective response rate by RECIST (Response Evaluation Criteria in Solid Tumors) 1.1; OS, overall survival; PFS, progression-free survival; PK, pharmacokinetics; QD, once daily; RP2D, recommended Phase 2 dose; TTR, time-to-response.

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Patient Demographics and Disease Characteristics n=41 Cancer Type, n (%) Age, years Small Cell Lung Median (min–max) 62 (32–84) Germ Cell 2.4% (n=1) 2.4% (n=1) Sex, n (%) Head and Neck Female 25 (61) 4.9% (n=2) Male 16 (39) Race, n (%) Endometrial White 31 (76) 4.9% (n=2) Ovary Asian 3 (7) 26.8% (n=11) Black or African American 3 (7) Other 1 (2) Not Reported/Unknown 3 (7) Colon 12.2% (n=5) ECOG status, n (%) 0 18 (44) 1 23 (56) Prior systemic therapies, n (%)* Prostate 1–2 17 (42.5) Pancreas 12.2% (n=5) ≥3 23 (57.5) 19.5% (n=8) Median (min–max) 3 (1–9) Germline TP53 Y220C, n (%) Breast Negative 38 (93) 14.6% (n=6) Positive 2 (5) Pending 1 (2) Data cut-off May 10, 2022 *One patient with unknown prior systemic therapies. 11 *One patient with unknown prior systemic therapies.

Treatment-Emergent Treatment-Related Adverse Events

All Patients (n=41)

All Treatment-Emergent Treatment-Related AEs (Occurring in ≥3 Patients)		Max CTCAE			
Preferred Term	**Any Grade**	**1**	**2**	**3**	**4**
Any treatment-related AE, n (%)	**33 (80.5)**	**12 (29.3)**	**11 (26.8)**	**9* (22.0)**	**1* (2.4)**
Nausea	18 (43.9)	11 (26.8)	7 (17.1)		
Vomiting	11 (26.8)	6 (14.6)	5 (12.2)		
AST increased	9 (22.0)	7 (17.1)	1 (2.4)	1 (2.4)	
ALT increased	8 (19.5)	2 (4.9)	4 (9.8)	2 (4.9)	
Anemia	7 (17.1)	1 (2.4)	4 (9.8)	2 (4.9)	
Blood creatinine increased	7 (17.1)	3 (7.3)	4 (9.8)		
Fatigue	7 (17.1)	6 (14.6)	1 (2.4)		
Diarrhea	5 (12.2)	5 (12.2)			
Decreased appetite	3 (7.3)	2 (4.9)	1 (2.4)		
Headache	3 (7.3)	3 (7.3)			
Neutrophil count decreased	3 (7.3)	2 (4.9)		1 (2.4)	
Platelet count decreased	3 (7.3)	1 (2.4)	1 (2.4)	1 (2.4)	

- Most frequent treatment-related AEs (>15%) included nausea, vomiting, AST/ALT increase, anemia, blood creatinine increase, and fatigue
- Dose-limiting toxicities reported in 2 patients at 1500 mg BID
  - Grade 3 AST/ALT increase
  - Grade 3 acute kidney injury
- Maximum tolerated dose reached at 1500 mg BID
- RP2D not yet defined

Data cut-off May 10, 2022

*Grade 3 and 4 treatment-related AEs not shown in the table (each in one patient) are Grade 3 acute kidney injury, hypokalemia, and pneumonitis, and Grade 4 immune thrombocytopenia.
AE, adverse event; ALT, alanine aminotransferase; AST, aspartate aminotransferase; BID, twice daily; CTCAE, Common Terminology Criteria for Adverse Events; RP2D, recommended Phase 2 dose.

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Dose-Proportional Increases in AUC at Steady State 100,000 Patient Plasma Exposures Mean AUC (SD) by Total Daily Dose 0–24 500,000 10,000 400,000 300,000 1000 200,000 100 2500 mg QD (Cohort 6, n=3) 1150 mg QD (Cohort 4, n=3) 100,000 2000 mg QD (Cohort 5, n=7) 600 mg QD (Cohort 3, n=3) 1500 mg BID (Cohort 7, n=5) 300 mg QD (Cohort 2, n=3) 1500 mg QD (Cohort 8, n=2) 150 mg QD (Cohort 1, n=3) 10 0 0 500 1000 1500 2000 2500 3000 0 5 10 15 20 25 Dose (mg) Time (h) on Day 15 (steady state) AUC was multiplied by 2 to calculate AUC 0–12 0–24 Concentrations from 12–24 h imputed for 1500 mg BID dose group for 1500 mg BID dose group (3000 mg daily dose) Median half-life at Day 15 is 19 h Data are preliminary with 29 out of 41 patients having Day 15 samples at time of data cut-off. Dose-proportional increases in C were also observed (not shown). max AUC, area under the curve; BID, twice daily; C , maximum serum concentration; QD, once daily; SD, standard deviation. max 13 PC14586 plasma concentration (ng/mL) Mean (SD) AUC at Day 15 (ng.h/mL) 0–24

Objective Response Rate Per RECIST 1.1 Based on Investigator Assessment Dose Cohorts All 150 mg QD–600 mg QD 1150 mg QD–1500 mg BID Enrolled, n 10 31 41 Patients with measurable disease at 8 28 36 baseline, n Eligible for response evaluation*, n 8 25 33 ‡ ORR , n (%) 0 (0) 8 (32.0) 8 (24.2) PR 0 6 6 uPR 0 2 2 § SD 4 11 15 PD 4 3 7 * Not evaluable 0 3 3 *Patients without a post-baseline assessment are either excluded from “eligible for response evaluation’’ if ongoing, or considered “not evaluable” if discontinued; ‡ § ORR = PR + uPR; Includes three initially unconfirmed PR that progressed on the next tumor assessment. BID, twice daily; ORR, objective response rate; PD, progressive disease; PR, partial response; QD, once daily; RECIST, Response Evaluation Criteria in Solid Tumors; SD, stable disease; uPR, unconfirmed PR pending confirmation. Data cut-off May 10, 2022 14

Target Lesion Reduction in Low vs High Dose Cohorts % Change From Baseline in Tumor Target Lesion % Change From Baseline in Tumor Target Lesion (150 mg QD–600 mg QD dose Level) (1150 mg QD–1500 mg BID dose level) 60 60 50 50 Treatment ongoing 40 40 30 30 20 20 10 10 0 0 −10 -10 −20 -20 −30 -30 −40 -40 −50 -50 −60 -60 −70 -70 −80 -80 0 20 40 60 80 100 120 140 160 180 200 220 240 0 20 40 60 80 100 120 140 160 180 200 220 240 Study day Study day Dose Cohorts 4 through 8 Dose Cohorts 1 through 3 (1150 mg QD to 1500 mg BID) (150 mg QD to 600 mg QD) Data cut-off May 10, 2022 15 Change from baseline (%) Change from baseline (%)

Target Lesion Reduction Across Tumor Types 60 50 40 30 20 10 Breast PD SD SD SD SD SD SD SD SD uPR uPR SD PR SD PR SD PR PR PR PR 0 PD PD PD PD PD SD SD SD SD PD -10 -20 -30 -40 -50 -60 -70 -80 Ovary Colon Pancreas Head and Neck Breast Prostate Endometrial Small Cell Lung Germ Cell Includes patients with measurable disease and one post-baseline assessment. All doses are in mg. BID, twice daily; PD, progressive disease; PR, partial response; Data cut-off May 10, 2022 QD, once daily; SD, stable disease; uPR, unconfirmed PR pending confirmation. 16 Best change in tumor target lesion (%) 1150 QD 600 QD 1500 BID 150 QD 600 QD 2500 QD 1500 BID 300 QD 600 QD 150 QD 1150 QD 600 QD 2000 QD 2000 QD 1500 BID 2000 QD 2500 QD 1150 QD 1500 QD 1500 QD 1500 QD 2000 QD 1500 BID 300 QD 2000 QD 2500 QD 1500 BID 2500 QD 2000 QD 1150 QD

Duration of PC14586 Therapy 1150 QD Small Cell Lung PR 600 QD Pancreas SD 2000 QD Prostate SD 300 QD Colon SD 2500 QD Pancreas SD 2000 QD Pancreas SD 2500 QD Breast PR 2000 QD Endometrial PR 1500 BID Ovary PR 1500 BID Ovary PR 1150 QD Breast SD 600 QD Colon SD 2000 QD Prostate PR 2000 QD Prostate SD 2500 QD Ovary SD 1500 BID Colon SD 300 QD Head and Neck SD 1500 QD Prostate uPR 1500 QD Pancreas uPR 1500 QD Ovary SDà 13 patients on treatment at the cut-off date 1150 QD Ovary PD à Treatment ongoing for 6 out of 8 responders 150 QD Breast PD 1500 BID Pancreas Ne 600 QD Colon PD 150 QD Colon PD 1150 QD Breast PD 1500 BID Ovary SD Treatment post-progression 1500 QD Ovary NE 1500 BID Germ Cell PD First response 2500 QD Pancreas SD 1500 BID Breast Ne Treatment ongoing 1500 QD Breast Ne 2000 QD Ovary SD 1150 QD Pancreas NE 600 QD Pancreas PD 1500 BID Head and Neck NE 0 1 2 3 4 5 6 7 8 9 Overall treatment duration (months) Data cut-off May 10, 2022 Includes all patients with measurable disease at baseline (n=36). All doses are in mg. BID, twice daily; NE: not evaluable; Ne, not eligible for response assessment; PD, progressive disease; PR, partial response; QD, once daily; SD, stable disease; uPR, unconfirmed PR pending confirmation. 17

CTC & ctDNA Decreases May Be Early Biomarkers Anti-Tumor Activity Change from Baseline 40 Change from Baseline to 2 Weeks in CTC Counts to 3 Weeks in ctDNA Y220C VAF 50 20 0 0 -50 -20 -40 -100 -60 -150 ≤ 600mg QD ≥ 1150mg QD ≤ 600mg QD ≥ 1150mg QD -80 -200 All enrolled patients with Y220C detected All enrolled patients with ≥ 2 CTCs detected in ≥ 1 sample at baseline and Week 2 in ≥ 1 sample at baseline and Week 3 Data cut-off May 10, 2022 CTC, circulating tumor cells; ctDNA, circulating DNA, VAF: Variant Allelic Frequency 18

SCLC Patient With Rapid and Sustained Partial Response • 71-year-old woman with ES-SCLC Weeks Baseline Week 12 • Progressed after 2 prior lines of therapy 0 3 6 9 12 15 18 21 24 27 30 33 20 with worsening dyspnea and complete occlusion of the left bronchus with atelectasis 0 Y220C VAF § Etoposide, carboplatin and Tumor Target Lesions -20 Dose Escalation atezolizumab (10 months) § Topotecan (4 months) -40 • Prior radiotherapy of brain metastasis -60 • TP53 Y220C detected by NGS -80 • PC14586 1150mg QD was started § PR after 6 weeks with relief of -100 respiratory symptoms -120 § Increased to 2000mg QD at week 30 • Well tolerated with transient treatment Correlation between radiographic tumor 60% reduction in target lesions at Week 6 and related Grade 3 neutropenia shrinkage and Y220C ctDNA decrease at 70% at Week 12 • Treatment ongoing for 9+ months AE, adverse event; ctDNA, circulating tumor DNA; ES, extensive stage; NGS, next-generation sequencing; PR, partial response; QD, once daily; SCLC, small cell lung carcinoma; VAF, variant allelic frequency. Images courtesy of Dr Melissa Johnson, Sarah Cannon Research Institute. 19 % change from baseline

Metastatic Castration-Resistant Prostate Cancer Patient with Sustained PSA Response

Disease control for 8+ months and ongoing

57-year-old man

with high grade prostate adenocarcinoma (Gleason Score 9) with bone metastases at diagnosis

(nonmeasurable per RECIST v1.1)



- Prior treatments
  - Hormonal therapy X 2 years then switched to enzalutamide X 7 months
  - Multiple courses of Radiotherapy to the thoracic and sacral bone metastases
  - Abiraterone
  - Radiotherapy of the prostate
  - Cabazitaxel
- Presence of *TP53 Y220C* detected
- PC14586 initiated at 2000 mg QD
  - Rapid reduction in PSA, with >50% decrease by 8 weeks and ongoing
  - PC14586 reduced to 1000 mg QD at week 25 due to Grade 2 creatinine increase
  - Disease control ongoing for 33 weeks and treatment continues

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Conclusions • PC14586 has an acceptable safety profile, with MTD reached • PC14586 exposure is generally dose proportional over a wide dose range and supports once daily dosing • Preliminary efficacy in patients across solid tumor types harboring TP53 Y220C mutation was demonstrated • Enrollment at dose(s) below the MTD to support RP2D determination is ongoing 21

Acknowledgments We would like to thank: All the patients, their families and caregivers who have participated, and continue to participate in this clinical trial Investigators and research staff MedPace, Resolution Biosciences, Foundation Medicine, and Rarecyte US clinical trial sites Dana Farber Cancer Institute, Boston, MA OHSU Knight Cancer Institute, Portland, OR NEXT Oncology, Austin, TX NEXT Oncology, San Antonio, TX Massachusetts General Hospital, Boston, MA MD Anderson Cancer Center, Houston, TX Memorial Sloan Kettering Cancer Center, New York, NY Sarah Cannon Research Institute, Nashville, TN Seattle Cancer Care Alliance, Seattle, WA UC San Francisco, San Francisco, CA USC Norris Cancer Center, Los Angeles, CA Hoag Cancer Institute, Newport Beach, CA Clinical trial is sponsored by PMV Pharmaceuticals, Inc. Medical writing was supported by SCION 22

Opportunity to target mutant p53 Y220C across multiple tumor types 2 Y220C Mutation Frequency 1,2 Overall Annual US incidence ~1% All Solid Tumors 17,000 patients Ovarian 2.9% Pancreatic 1.4% 1.1% Gastric/Esophageal Breast 1% Lung 1% 0.6% CRC TP53 Y220C mutations occur in multiple tumor types Prostate including most common tumor types 0.5% 24 1 2 Dumbrava et al: ASCO 2022; Cancer Facts & Figures 2022, American Cancer Society

Target Lesion Reductions Across Different Tumor Types at Doses ≥ 1150mg 60 Ovary Colon Pancreas Head and Neck Germ Cell 50 Endometrial Small Cell Lung Breast Prostate 40 30 20 10 PD SD SD SD SD SD SD SD uPR uPR SD PR PR SD PR PR PR PR 0 PD PD SD SD -10 -20 -30 -40 -50 -60 -70 -80 Includes patients with measurable disease and one post-baseline assessment. All doses are in mg. BID, twice daily; PD, progressive disease; PR, partial response; QD, once daily; SD, stable disease; uPR, unconfirmed PR 25 pending confirmation. Best change in tumor target lesion (%) 1150 QD 1500 BID 2500 QD 1500 BID 1150 QD 2000 QD 2000 QD 1500 BID 2000 QD 2500 QD 1150 QD 1500 QD 1500 QD 1500 QD 2000 QD 1500 BID 2000 QD 2500 QD 1500 BID 2500 QD 2000 QD 1150 QD

Responses Across 6 Tumor Types Supports a Pan Tumor Approach 32% ORR at Doses ≥ 1150mg 1 2 Tumor Type Response evaluable , n SD, n (%) ORR , n (%) Ovarian 8 4 (50) 2 (25) Prostate 4 2 (50) 2 (50) Pancreatic 5 3 (60) 1 (20) Breast 3 1 (33) 1 (33) Endometrial 1 1 (100) Small cell lung 1 1 (100) Colorectal 1 1 (100) Germ Cell 1 Head & Neck 1 All 25 11 (44) 8 (32) Best Response of SD or PR observed in 19/25 patients (76%) 1 2 Includes 3 patients eligible for response assessment and without a post baseline assessment, ORR per tumor type per RECIST 1.1 based on Investigator assessment, 6 patients have confirmed partial responses; 1 26 pancreatic and 1 prostate patient have response confirmation pending

PC14586 Preliminary Efficacy Appears Favorable Relative to SOC

Relevant 2L+ SOC Outcomes in Key Tumor Types

Tumor Type	Line of Tx	ORR (%)
Breast	3L	3.9-11.2%
NSCLC / SCLC	2L	3.3-15.5% / 7%
CRC	3L+	0.4-1%
Pancreatic	2L	8.5-10.8%
Ovarian (platinum-resistant)	2L	12.7%

For illustrative purposes only, no head to head trials exist

SOC RESPONSE RATES
in late line patients in tumor types of interest are generally <15%

SOC DATA
reflect a general population and not a specific p53 Y220C population.

PHASE 1 PYNNACLE TRIAL PATIENTS
have generally exhausted all available treatment options (*median of 3 prior systemic regimens*)

SOC = standard of care

Cortes et al. 2020, Herbst et al. 2016, Shepherd et al. 2000, Garon et al. 2014, Garassino et al. 2013, O'Brien et al. 2006, Grothey et al. 2013, Mayer et al. 2015, de Jesus et al 2020, Chae et al 2020, Gaillard et al 2021

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PC14586: Next Steps RP2D Building the value Phase 2 clinical footprint optimization proposition expansion In line with Project New US trial sites late Real World Evidence Optimus FDA initiative 2022 generation to contextualize PC14586 data Determine optimal dose in Sites in Europe, Asia- support of RP2D Pacific planned to start in Addressing payors’ needs 1H2023 proactively to support accessibility 28

PC14586: Continued Development Progress 2022 2023 2024 2025 NDA PC14586 Monotherapy Dose optimization to determine RP2D ongoing Phase 1 Phase 2 registrational Phase 2 initiation early 2023 Combination (PC14586 + anti PD-1) Phase 1b Dose Expansion: PD-1 naïve & PD-1 pretreated POC Phase 1 trial on track to initiate in H2 2022 29

PC14586 A first-in-class molecule for what has long been considered an “undruggable” target Proof of concept Acceptable initial safety Meaningful single-agent achieved with first profile with Grade 1 / 2 clinical activity observed demonstration of p53 adverse events most across multiple tumor reactivation and frequently observed types supporting functional restoration in continued pan-tumor patients with p53 Y220C development mutant tumors 30

Key Upcoming Milestones Program Update Timing Updated Phase 1 data Q4 2022/Q1 2023 PC14586 Monotherapy Initiation of Phase 2 study Early 2023 PC14586 + PD1 Combination Study Initiation of Combination trial 2H 2022 31